UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 December 21, 2006
Date of Report (Date of earliest event reported)

     AQUA SOCIETY, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50163	52-2357931
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Konrad - Adenauer Strasse 9-13
45699 Herten, Germany	__________________
(Address of principal executive offices)	(Zip Code)

011-49-6031-791-760
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Adoption of 2006 Stock Option Plan

On December 21, 2006, the Board of Directors of Aqua Society, Inc. (the “Company”) approved and adopted the Company’s 2006 Stock Option Plan (the “2006 Plan”). Under the 2006 Plan, options may be granted for a maximum of 7,000,000 shares of the Company’s common stock. The maximum number of shares that may be optioned under the 2006 Plan will increase each fiscal quarter, beginning with the fiscal quarter commencing April 1, 2007, by an amount equal to 15% of the total increase in the number of shares of common stock outstanding or such lesser amount as may be determined by the Company’s Board of Directors.

Options may be granted under the 2006 Plan to any officer, director or employee of the Company or any entity controlled by the Company. Options may also be granted to consultants who provide services to the Company or an entity controlled by the Company, so long as the consultant is a natural person, renders bona fide services to the Company not in connection with the offer and sale of the Company’s securities in capital raising transactions, and does not directly or indirectly promote or maintain a market for the Company’s securities.

The minimum exercise price at which options may be granted under the 2006 Plan is 75% of the fair market value of the Company’s common stock as of the grant date. For purposes of the 2006 Plan, fair market value is equal to the average price of the Company’s common stock over the previous 10 trading days.

The above summary is qualified in its entirety by reference to the 2006 Plan, a copy of which is attached as an exhibit to this report.

Grant of 4,500,000 Options Under the Plan to Officers and Directors

Also on December 21, 2006, the Company’s Board of Directors approved the grant of the following options to the following executive officers and directors of the Company:

Name	Total Number of Shares Subject to Options	Exercise Price Per Share	Option Vesting and Expiration Schedule
Robert Terberg CEO, President, CFO, Treasurer, Secretary & Director	2,500,000	$0.40
312,500 Options Vesting April 1, 2007 & Expiring April 1, 2009
312,500 Options Vesting July 1, 2007 & Expiring July 1, 2009
312,500 Options Vesting October 1, 2007 & Expiring October 1, 2009
312,500 Options Vesting January 1, 2008 & Expiring January 1, 2010
312,500 Options Vesting April 1, 2008 & Expiring April 1, 2010
312,500 Options Vesting July 1, 2008 & Expiring July 1, 2010
312,500 Options Vesting October 1, 2008 & Expiring October 1, 2010
312,500 Options Vesting January 1, 2009 & Expiring January 1, 2011

Hugo Van Der Zee Chairman of the Board of Directors	2,000,000	$0.40	250,000 Options Vesting April 1, 2007 & Expiring April 1, 2009
250,000 Options Vesting July 1, 2007 & Expiring July 1, 2009
250,000 Options Vesting October 1, 2007 & Expiring October 1, 2009
250,000 Options Vesting January 1, 2008 & Expiring January 1, 2010
250,000 Options Vesting April 1, 2008 & Expiring April 1, 2010
250,000 Options Vesting July 1, 2008 & Expiring July 1, 2010
250,000 Options Vesting October 1, 2008 & Expiring October 1, 2010
			250,000 Options Vesting January 1, 2009 & Expiring January 1, 2011

Copies of the option agreements between the Company and each of the above optionees are attached as exhibits to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit

10.1	2006 Stock Option Plan

10.2	Non-Qualified Stock Option Agreement between Aqua Society, Inc. and Robert Terberg dated effective as of December 21, 2006.

10.3	Non-Qualified Stock Option Agreement between Aqua Society, Inc. and Hugo J.A. Terberg dated effective as of December 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA SOCIETY, INC.
Date: December 28, 2006
	By:	/s/ Robert Terberg
ROBERT TERBERG
Chief Executive Officer, President, Chief Financial
Officer, Treasurer and Secretary